Virtus Equity Trust

Virtus Insight Trust

Virtus Institutional Trust

Virtus Opportunities Trust

Supplement dated November 5, 2008 to the

Statement of Additional Information (“SAI”)

for Virtus Equity Trust dated June 6, 2008,

Virtus Insight Trust dated May 1, 2008,

Virtus Institutional Trust dated May 1, 2008,

and Virtus Opportunities Trust dated January 31, 2008,

each as supplemented and revised.

IMPORTANT NOTICE TO INVESTORS

The following changes are hereby made to each of the SAIs, except as noted.

All Trusts

1.	Under “Disclosure of Portfolio Holdings,” replace the last sentence of the subsection entitled “Public Disclosures” with the following:

The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust only

2.	Under “Class A Shares, Class B Shares and Class C Shares—Waiver of Deferred Sales Charges,” add the following category of accounts exempt from deferred sales charges if a redemption is made within one year of the death…

“(iv) of the “grantor” on a trust account;”

Investors should retain this supplement with the SAI for future reference.

PXP 8101/SAI PortHoldDisc&CDSCWaiver (11/08)